SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      April 14, 1998

                SAFE ALTERNATIVES CORPORATION OF AMERICA, INC.
               (Exact name of registrant as specified in charter)


                                     FLORIDA
                 (State or other jurisdiction of incorporation)


       0-21627                                         06-1413994
(Commission file number)                    (IRS employer identification no.)



               27 Governor Street, Ridgefield, Connecticut    06877
             (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (203) 438-8144



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         (Former name or former address, if changed since last report)


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Item 4. Changes in Registrant's Certifying Accountant.

     On April 14, 1998, registrant engaged Green, Holman, Frenia & Company LLP, a new independent accountant, as the principal accountant to audit the registrant's financial statements. During the registrant's two most recent fiscal years, and any subsequent interim period prior to engaging that accountant, neither the registrant nor anyone on its behalf consulted the newly engaged accountant regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements; or (ii) any matter that was either the subject of a disagreement or a reportable event.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            SAFE ALTERNATIVES CORPORATION OF
                                            AMERICA, INC.
                                            (Registrant)


Date:  April 15, 1998                      By: /s/ Richard J. Fricke
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                                                   Richard J. Fricke
                                                   President


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